Exhibit 10.6.5

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
EXECUTION VERSION
FOURTH AMENDMENT TO SCHEDULE NO. 9 TO
AGREEMENT FOR CONSULTING SERVICES
     This Fourth Amendment to Schedule No. 9 to Agreement for Consulting Services (this “Schedule 9 Fourth Amendment”), effective as of April 1, 2007 (the “Schedule 9 Fourth Amendment Effective Date”), is made and entered into by and between AOL LLC (formerly known as “America Online, Inc.”) (“AOL”), a Delaware limited liability company, with its principal offices at 22000 AOL Way, Dulles, Virginia 20166, and LiveWorld, Inc. (“Consultant”), a Delaware corporation, with principal offices at 4340 Stevens Creek Boulevard, Suite 101, San Jose, California 95129 (each a “Party” and collectively the “Parties”). All capitalized terms not otherwise defined in this Schedule 9 Fourth Amendment shall have the meanings set forth in the Agreement for Consulting Services dated as of May 12, 2003, by and between the Parties (the “Agreement”) and Schedule No. 9 to the Agreement, dated as of December 7, 2004, by and between the Parties (“Schedule 9”), as amended. The Parties wish to amend Schedule 9 as follows:
TERMS
     1. Fees. Notwithstanding anything to the contrary in Schedule No. 9 and/or any amendments thereto, as of April 1, 2007, payments to Consultant by AOL shall be solely as follows:

(a)	Monthly Management Fee	$[***]
for management of the services as described in Schedule 9 and as amended herein.

(b)	Monthly Minimum Moderation Fee	$[***]
for up to any combination of Standard Moderation hours, Premium Moderation hours and/or Training hours that, at the rates described in (c), (d) and (e) multiplied by the associated number of hours, total		$[***].

(c)	Standard Moderation Rate	$[***]/hour

(d)	Premium Moderation Rate	$[***]/hour

(e)	Training Rate	$[***]/hour

(f)	For any month in which the number of moderation hours exceeds [***], the following rates will apply:

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
EXECUTION VERSION

	Monthly	Standard	Premium
Hours	Management Fee	Moderation Rate	Moderation Rate
Up to [***] Hours	$[***]	$[***]	$[***]
[***] to [***] Hours	$[***]	$[***]	$[***]
[***] to [***] hours	$[***].00	$[***]	$[***]
[***] to [***] Hours	$[***].00	$[***]	$[***]
Over [***] Hours	$[***]	$[***]	$[***]
for [***]-[***] hours; Above [***] hours the Mgt Fees TBD by good faith negotiation
          (g) The above increased monthly management fees (“Increased Management Fee”) will apply only in the event that AOL exceeds the applicable threshold level of moderation hours in a given calendar month (“Triggering Threshold”) by more than [***]%. (For purposes of example, if AOL increases the monthly hours from [***] hours in Month 1 to [***] hours in Month 2, the management fee would increase to $[***] for Month 2 — and for months 3 and 4 etc. if the number of moderation hours remained above [***]). For the avoidance of doubt, the Increased Management Fee shall then continue to apply until the number of moderation hours in a single calendar month falls below the Triggering Threshold.
          (h) For the above deeper discount rates for moderation hours to apply, AOL must commit (via written notice) to the higher volume discount threshold of hours ([***],[***],[***] or [***]) for at least one calendar month at a time and must do so [***] days prior to the beginning of the calendar month. In the event AOL has changed the minimum threshold level (and associated discount rate), that threshold will remain in place for the subsequent month unless AOL changes the threshold commitment level (via written notice) at least [***] days prior to the following month and thereby commits to a different volume level (with its associated discount rate, if any).
          (i) AOL shall provide a monthly forecast at least [***] days prior to the start of each calendar month. In the event that AOL increases the number of monthly hours in the schedule with less than [***] days lead time (i) Consultant will make commercially reasonable efforts to implement the changed schedule and (ii) the additional hours in excess of a [***] percent ([***]%) volume increase will carry the Overage Surcharge Rate (of $[***]/hr) in addition to their regular fee rate. Consultant will not exceed the AOL scheduled number of moderation hours in a month unless directed by AOL to do so. (For purposes of example, if AOL increases the monthly hours from [***] standard hours in Month 1 to [***] standard hours in Month 2 on fewer than [***] days notice, AOL

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
EXECUTION VERSION
would pay an hourly rate of $[***] for the first [***] standard hours; $[***] for the next [***] standard hours; and $[***] for the remaining [***] standard hours in Month 2).
     2. Monthly Maximum Hours; Monthly Minimum Moderation Fee. Effective as of April 1, 2007, the following sentence fragment is hereby removed from the paragraph titled “Monthly Minimum Moderation Fee” in Section 5(a) of Schedule No. 9: “provided that AOL shall not reduce the Monthly Maximum Hours below [***] hours.” As of April 1, 2007, if the Monthly Maximum Hours fall below [***] hours, it shall not be deemed a breach of the Agreement or any Schedule. If AOL reduces the combination of moderation hours for a month to be less than would total $[***] in fees at their above rates, AOL shall still pay Consultant the $[***]/month Minimum Moderation Fee.
     3. Rate Table. Effective as of April 1, 2007, the Monthly Minimum Moderation Fee Rate Table in Section 5(a) of Schedule 9 is hereby deleted.
     4. Schedule Management. Effective as of April 1, 2007 Scope of Work, Section 4 of the Agreement is hereby deleted and Scope of Work Sections 3a and 3b are hereby replaced as follows:
          (a) Consultant will provide moderation at the levels directed by AOL. Consultant will not exceed the AOL scheduled number of moderation hours in a month unless directed by AOL to do so. As traffic fluctuations are often volatile, sometimes in direct association with AOL promotions, AOL may, on occasion, make Consultant aware of promotions that are expected to drive higher than usual amounts of traffic to the boards. Consultant shall use commercially reasonable efforts to provide increased moderation as directed by AOL.
          (b) [***]
     5. Term. The term of Schedule No. 9 shall expire [***] year after the Schedule 9 Fourth Amendment Effective Date, provided that, notwithstanding anything to the contrary in the Agreement, or in any Schedule, or in any amendments thereto, AOL may terminate Schedule No. 9 upon [***] days prior written notice to Consultant. Such termination may be effective no earlier than December 31, 2007.
     6. Wind-Down Period. Section 9.5 of the Schedule 9 shall hereby be suspended and replaced with the following:
“Upon the expiration or earlier termination of this Agreement, consistent with the terms of this Amendment, AOL, in it’s sole discretion, may require the Parties to

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
EXECUTION VERSION
implement a transition period of not longer than [***] months during which to ensure that all Moderation Services are effectively transitioned to AOL or a third party provider selected by AOL (the “Wind-Down Period”). AOL shall provide Consultant with written notice upon any termination or expiration of the Agreement that AOL elects to begin the Wind-Down Period and AOL may elect to terminate the Wind-Down Period at any time upon [***] days prior written notice to Consultant. During the Wind-Down Period, Consultant shall continue to provide the Moderation Services in accordance with the terms of this Agreement and shall provide full cooperation to AOL and/or any third party provider to which the Moderation Services are transitioned. AOL shall pay to Consultant the appropriate fees during the Wind-Down Period, pursuant to terms of this Amendment. All terms and conditions of the Agreement and this Schedule 9, as amended, that are reasonably necessary for the Parties to fulfill their obligations and exercise their rights during the Wind-Down Period shall survive during the Wind-Down Period. Upon the beginning of the wind-down period, the MFN provisions as described in Section 9 below shall no longer apply.”
     7. Order of Precedence. This Schedule 9 Fourth Amendment is supplementary to and modifies the Agreement. The terms of this Schedule 9 Fourth Amendment supersedes provisions in the Agreement only to the extent that the terms of this Schedule 9 Fourth Amendment and the Agreement expressly conflict. However, nothing in this Schedule 9 Fourth Amendment should be interpreted as invalidating the Agreement, and provisions of the Agreement will continue to govern relations between the parties insofar as they do not expressly conflict with this Schedule 9 Fourth Amendment.
     8. Counterparts. This Schedule 9 Fourth Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.
     9. [***]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
EXECUTION VERSION
     IN WITNESS WHEREOF, the Parties hereto have executed this Schedule 9 Fourth Amendment as of the Schedule 9 Fourth Amendment Effective Date.

AOL LLC	LIVEWORLD, INC.

By:	By:

Print Name:	Print Name:

Title:	Title:

Date:	Date: